   As filed with the Securities and Exchange Commission on February 29, 2000

                                                          Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                   FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                --------------

                      AMERICAN SUPERCONDUCTOR CORPORATION
            (Exact name of registrant as specified in its charter)

               DELAWARE                              04-2959321
    (State of other jurisdiction of     (I.R.S. employer identification No.)
    incorporation or organization)

                             TWO TECHNOLOGY DRIVE
                       WESTBOROUGH, MASSACHUSETTS 01581
                                (508) 836-4200
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                --------------
                               GREGORY J. YUREK
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      AMERICAN SUPERCONDUCTOR CORPORATION
                             Two Technology Drive
                       Westborough, Massachusetts 01581
                                (508) 836-4200
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          Copy of Communications to:

              PATRICK J. RONDEAU, ESQ.                            WINTHROP B. CONRAD, JR., ESQ.
                 HALE AND DORR LLP                                    DAVIS POLK & WARDWELL
                  60 State Street                                     450 Lexington Avenue
            Boston, Massachusetts 02109                             New York, New York 10017
                   (617) 526-6000                                        (212) 450-4000

                                --------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement. [_]
   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-95261
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                        CALCULATION OF REGISTRATION FEE

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
                                                                                Proposed
                                                   Proposed maximum             maximum
   Title of each class of      Amount to be       offering price per           aggregate                Amount of
securities to be registered   registered (1)           share (2)           offering price (2)       registration fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par
 value.....................   575,000 shares            $60.75                $34,931,250                $9,222

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(1)  Includes 75,000 shares which the underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

                                --------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                               EXPLANATORY NOTE

   This Registration Statement is being filed with respect to the registration of additional shares of common stock, par value $.01 per share, of American Superconductor Corporation, a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier registration statement (File No. 333-95261) are incorporated in this Registration Statement by reference.

   The required opinions and consents are listed on the Exhibit Index attached to and filed with this Registration Statement.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Westborough, Commonwealth of Massachusetts, on the 29th day of February, 2000.

                                     AMERICAN SUPERCONDUCTOR CORPORATION

                                     By:
                                                    /s/ Gregory J. Yurek
                                         --------------------------------------
                                                      Gregory J. Yurek
                                                   Chairman of the Board,
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 29th day of February, 2000.

Signature                                 Title
---------                                 -----

         /s/ Gregory J. Yurek             Chairman of the Board, President and
______________________________________    Chief Executive Officer (principal
           Gregory J. Yurek               executive officer)

        /s/ Stanley D. Piekos             Vice President, Corporate
______________________________________    Development, Chief Financial
          Stanley D. Piekos               Officer, Treasurer and Secretary
                                          (principal financial officer)

          /s/ Thomas M. Rosa              Chief Accounting Officer, Corporate
______________________________________    Controller and Assistant Secretary
            Thomas M. Rosa                (principal accounting officer)

                  *                       Director
______________________________________
       Albert J. Baciocco, Jr.



                  *                       Director
______________________________________
             Frank Borman

                  *                       Director
______________________________________
            Peter O. Crisp

                  *                       Director
______________________________________
            Richard Drouin

                  *                       Director
______________________________________
            Gerard Menjon

                  *                       Director
______________________________________
         Andrew G.C. Sage, II

                  *                       Director
______________________________________
         John B. Vander Sande

*By:    /s/ Stanley D. Piekos
  ------------------------------
Stanley D. Piekos Attorney-in-Fact

                                 EXHIBIT INDEX

   5.1  --   Opinion of Hale and Dorr LLP
  23.1  --   Consent of PricewaterhouseCoopers LLP
  23.2  --   Consent of Smith & Gesteland, LLP
  23.3  --   Consent of Hale and Dorr LLP (included in Exhibit 5.1)
 *24.1  --   Power of Attorney (included on the signature page of the Registrant's Registration Statement on
             Form S-3 (Registration No. 333-95261))

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  * Filed with the Securities and Exchange Commission on January 24, 2000.